UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2010

Table Trac, Inc.
(Exact name of registrant as specified in its charter)

Nevada............................. 0-288383 .................................88-036568
(State of Incorporation)...... (Commission file number).........(IRS Employer Identification Number)

15612 Highway 7, STE 331,
Minnetonka, Minnesota 55345
(Address of principal executive office)

Registrant's telephone number (952) 548-8877

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2010, the Board of Directors of Table Trac, Inc. accepted the resignation of one of its members, Mr. Scott Smith. Mr. Scott Smith served as a board member, and served as the chairman of the Board's Audit Committee. As of the filing of this report, no replacement has been appointed to fill the resulting vacancy on the Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

__Table Trac, Inc.__________
(Registrant)
Date ___April 27, 2010___________
__//s/ Chad B. Hoehne_____________________
(Signature)